UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☐                              Filed by a party other than the Registrant  ☒

Check appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

CLEARWIRE CORPORATION

(Name of Registrant as Specified in Its Charter)

SPRINT NEXTEL CORPORATION

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0- 11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

This filing consists of the following document:

•	Presentation Entitled “Supplemental Clearwire Investor Information”

May 2013 Supplemental Clearwire Investor Information

Disclaimer
Cautionary Statement Regarding Forward-Looking Statements
This document includes “forward-looking statements” within the meaning of the securities laws. The words “may,” “could,” “should,” “estimate,” “project,” “forecast,”
intend,” “expect,” “anticipate,” “believe,” “target,” “plan,” “providing guidance” and similar expressions are intended to identify information that is not historical in nature.
This document contains forward-looking statements relating to the proposed Merger between the Company and Clearwire pursuant to the Merger Agreement and the related transactions (collectively, the “transaction”). All statements, other than historical facts, including statements regarding the expected timing of the closing of the transaction; the ability of the parties to complete the transaction considering the various closing conditions; the expected benefits and synergies of the transaction; the competitive ability and position of the Company and Clearwire; and any assumptions underlying any of the foregoing, are forward-looking statements. Such statements are based upon current plans, estimates and expectations that are subject to risks, uncertainties and assumptions. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. You should not place undue reliance on such statements. Important factors that could cause actual results to differ materially from such plans, estimates or expectations include, among others, (i) any conditions imposed in connection with the transaction, (ii) approval of the transaction by Clearwire stockholders, (iii) the satisfaction of various other conditions to the closing of the transaction contemplated by the Merger Agreement, (iv) legal proceedings that may be initiated related to the transaction, and (v) other factors discussed in Clearwire’s and the Company’s Annual Reports on Form 10-K for their respective fiscal years ended December 31, 2012, their other respective filings with the U.S. Securities and Exchange Commission (the “SEC”) and the proxy statement and other materials that have been or will be filed with the SEC by
Clearwire in connection with the transaction. There can be no assurance that the transaction will be completed, or if it is completed, that it will close within the anticipated time period or that the expected benefits of the transaction will be realized.
None of the Company, Clearwire or Collie Acquisition Corp. undertakes any obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events. Readers are cautioned not to place undue reliance on any of these forward-looking statements.
Additional Information and Where to Find It
In connection with the transaction, the Company and Clearwire have filed a Rule 13e-3 Transaction Statement and Clearwire has filed a definitive proxy statement with the SEC. The definitive proxy statement has been mailed to the Clearwire's stockholders. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO
READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT MATERIALS  BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT
CLEARWIRE AND THE TRANSACTION. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC at the
SEC’s web site at www.sec.gov. In addition, the documents filed by Clearwire with the SEC may be obtained free of charge by contacting Clearwire at Clearwire,
Attn: Investor Relations, (425) 505-6494. Clearwire’s filings with the SEC are also available on its website at www.clearwire.com.
Participants in the Solicitation
Clearwire and its officers and directors and the Company and its officers and directors may be deemed to be participants in the solicitation of proxies from
Clearwire stockholders with respect to the transaction. Information about Clearwire officers and directors and their ownership of Clearwire common shares is set forth in the definitive proxy statement for Clearwire's Special Meeting of Stockholders, which was filed with the SEC on April 23, 2013. Information about the
Company’s officers and directors is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, which was filed with the SEC on February 28, 2013. Investors and security holders may obtain more detailed information regarding the direct and indirect interests of the participants in the solicitation of proxies in connection with the transaction by reading the definitive proxy statements regarding the transaction, which was filed by Clearwire with the
SEC.

Sprint’s $2.97 / share offer provides full value to Clearwire’s shareholders
$2.97 / share is at or above the vast majority of analyst target prices
$2.97 / share is at or above comparable precedent spectrum transaction multiples
Clearwire’s “MCC Case” is not achievable and its operating assumptions and DCF values are unrealistic
– $2.97 / share is above the DCF values of the “SCC Case”
Mount Kellett’s pricing for Clearwire is not appropriately adjusted
– On an “apples to apples” basis, Mount Kellett’s own math supports the $2.97 /
share offer
Bankruptcy is a terrible outcome for all Clearwire debt and equity holders
– Highly unlikely to lead to $2.97 / share in equity value (per Clearwire
Management)
– Precedent telecom bankruptcies suggest equity recovery is rare
A “No” vote to Sprint’s offer could lead to substantial dilution for Clearwire’s shareholders
Introduction

Sprint’s $2.97 / Share Offer Provides Full Value to Clearwire’s Shareholders
Significant premium to the unaffected Clearwire trading price
$0.21 / MHz-POP consistent with precedent transactions
Sophisticated investors (Comcast, Intel, Google, Eagle River, Bright House, Time
Warner Cable) with deep knowledge of Clearwire’s business agreed to sell at or below the Sprint transaction price
$2.97 / share is above the DCF values of the base “SCC” business case
Certainty of value (all cash consideration)
$2.97 / share is only 6% below the highest price requested by the Special
Committee of $3.15 / share
Unanimous recommendation of the Clearwire Special Committee and Board
Note: For a complete list of reasons and their descriptions, please see the proxy statement

The analyst reports cited by Evercore and Centerview support a value below $3.00 /
share
(1)
Only three analysts (of the thirteen) had stated target prices at the top-end of the stated
ranges
(1)
(above $3.00 per share)
Each of these targets had calculation issues which significantly reduced the implied target prices:
$2.97 is At or Above the Vast Majority of Analyst Target Prices
Source: Wall Street research, April 23, 2013 CLWR proxy and May 1, 2013 CLWR shareholder presentation.
Wells Fargo targeted a range of $0.17 – $0.19 / MHz POP (versus Sprint’s offer of
$0.21 / MHz POP), but due to calculation issues, incorrectly arrived at $3.50 - $4.00 per share (the correct range based on $0.17 - $0.19 / MHz POP is $1.59 - $2.22)
On 10/25/12, JP Morgan research said “Our valuation analysis is based primarily on a discounted cash flow analysis that assumes a 10.5% WACC and 4.0% perpetual growth rate. Our valuation analysis also implies a value of $0.14 / MHz POP for Clearwire’s spectrum assuming all cash is spent – a substantial discount to recent transactions and spectrum auctions.”
JP Morgan was reported at $4 / share but appeared to have suspended its target price in the 4Q’11
BAML also had calculation issues: their inputs suggest the $4.00 / share target price tied to $0.226 / MHz POP (which is actually $3.36 / share – see Appendix)
(1)  Centerview and Evercore noted ranges of $2.00 to $4.00 per share and $0.83 to $4.00 per share, respectively, based on 13 analyst target price observations
1)
2)
3)

$2.97 is At or Above Comparable Precedent Spectrum Transaction Multiples
Centerview and Evercore have only shown four spectrum transactions with pricing above $0.22 per
MHz-POP
Three are analyzed in the table below and NextWave, the fourth transaction, is analyzed separately on

Other non-spectrum assets, namely net PP&E, helped support higher headline multiples in these three precedents. Adjusting for the value of these other assets lowers the implied spectrum pricing below the
$0.21 / MHz-POP implied by the $2.97 offer. Clearwire’s WiMAX network will be shut down so its Net PP&E has no/minimal value today.
Implied Spectrum Value ($ / MHz POP)
Centerview / Adjusted For
Date Bandwidth Evercore
(1)
Non-Spectrum Assets Commentary
DISH / DBSD 3/15/2011 2.0 - 2.2 GHz $0.23 0.15
- More valuable lower frequency band
spectrum (vs. Clearwire)
- Adjusted $0.15 price values the
satellite assets at book value (as shown
by Evercore)
Harbinger / SkyTerra 9/23/2009 1.5 - 1.6GHz 0.25 0.16
- More valuable lower frequency band
spectrum (vs. Clearwire)
- Adjusted $0.16 price values the
NextGen system at cost
Sprint / Clearwire 5/6/2008 2.5 GHz 0.26 0.17
- Adjusted $0.17 price values the net
PP&E at book value
(1) Per April 23, 2013 CLWR proxy and public filings.

(1) $8.4bn funding need includes the Clearwire exchangeable which has a stated 2040 maturity but a typical 2017 put / call arrangement which shortens the effective duration.
(2) Page 80 of April 23, 2013 Proxy statement.
MCC Business Case is Not Achievable
Clearwire management produced two business cases. The SCC case and the MCC Case
The SCC case had a high-end DCF value of $0.76 per share (per Centerview) and $1.39 per share (per
Evercore) and a peak funding need of $3.9bn in 2017, excluding $4.5bn of debt maturities (an $8.4bn total funding need)
(1)
Clearwire management has stated the “MCC Case” is not achievable. They described the statement the
“MCC [case] is Achievable” as an investor misperception (page 41 of their May 1, 2013 shareholder presentation)
“The Company, however does not expect to be able to obtain a second significant wholesale customer and has been unable to obtain a second significant wholesale customer in spite of its efforts to do so for the last two years”
(2)
While management raised issues with the low probability of finding a second wholesale customer, it is also important to highlight the aggressive operating assumptions embedded in this case (i.e., it is not appropriate to apply any probability to this case)

Source: Wall Street Research, Sprint Management and Clearwire Proxy Statement.
The SCC and MCC Cases lack
realistic network expenditures
The LTE device assumptions do
not appear to be reasonable
Despite the capex issues highlighted above, the SCC Case called for 11.4mm LTE devices by 2020
Without adding any material upfront capex, the MCC Case projects significant additional growth, reaching 40mm LTE devices by
2020, 28.6mm more than the SCC Case (to put this in perspective,
TMO USA (excluding MetroPCS) only had 26mm prepaid and
postpaid subscribers at YE 2012)
How does Clearwire compete?
MCC only adds $11mm in
2013/2014 capex (vs. SCC);
thereafter, both cases assume
capex = 10% of revenue (12.5% in
2015 in the SCC case)
Unrealistic MCC Case Operating Assumptions – Capex / LTE Devices
2013E / 2014E Capex
($ in millions)
(Street Estimates)
AT&T $22,800
Verizon 19,427
Sprint 12,324
TMO 6,219
SCC Case $610
MCC Case 621

EBITDA EBITDA Margin
Year SCC MCC Difference SCC MCC Incremental MCC
(1)
2011 ($305) -- -- -- -- --
2012 (168) -- -- -- -- --
2013 (267) ($280) ($13) -- -- --
2014 (717) (482) 235 -- -- 96.7%
2015 (387) 748 1,135 -- 31.8% 100
2020 $1,640 $5,940 $4,300
56.5% 79.8% 94.7%
Revenues decline through 2014 in both
cases
Large spike beginning in 2015
(speculative out year projections)
Above the highest comparable today,
Verizon Wireless, which had 46.6%
EBITDA margins in 2012
Nearly 100% margins on the incremental
revenue (versus the SCC Case)
(1) EBITDA margin on incremental revenue (vs. the SCC Case).
Source: Clearwire Proxy Statement.
Unrealistic MCC Case Operating Assumptions – Revenue / EBITDA
Revenue
Year SCC MCC Difference
2011 $1,253 -- --
2012 1,265 -- --
2013 1,191 $1,207 $16
2014 839 1,082 243
2015 1,211 2,351 1,140
2020 $2,904 $7,447 $4,543
Despite the device growth
assumptions, revenue declines
do not abate until 2015
MCC Case assumes nearly
100% EBITDA margins on
incremental revenues (versus
the SCC Case)

Source: Clearwire Proxy Statement.
(1) December 3, 2012, page 60 of April 23, 2013 Proxy statement.
(2) Includes potential sale of excess spectrum.
(3) 1,504mm shares.
Unrealistic value pick-up
given that Clearwire has a
$10bn firm value today
Unrealistic MCC Case DCF Values
The MCC Business Case is not achievable and the operating assumptions and DCF values are unrealistic. Accordingly, it is not appropriate to apply any probability to this case.
The MCC case has a $2.0bn funding gap in 2015
(1)
($5bn including 2015 debt maturities)
(2)
Parameter Centerview Evercore
MCC - Value / Share $3.45 - $15.50 $4.14 - $11.30
SCC - Value / Share ($2.23) - $0.76 ($0.49) - $1.39
Difference vs. SCC-Value / Share $5.68 - $14.74 $4.63 - $9.91
Total Value Pickup vs. SCC Case ($ bn)
(3)
$8.5 - $22.2 $7.0 - $14.9
$2.97 / share offer is
above the DCF values of
the “SCC Case”

Mount Kellett’s Pricing for Clearwire is Not Appropriately Adjusted
Source: Company filings.
(a) Implied.
The pricing Mt. Kellett put forth in its letters applied NextWave guard band adjusted prices (see Appendix)
to Clearwire's spectrum (without similarly adjusting Clearwire)
The after-tax value is $0.31 per MHz-POP (after Clearwire pays Corporate taxes on the divestiture)
Sprint's $2.97 price per share represents $0.21 per MHz-POP (without adjustment)
NextWave guard band
adjustment (see
Appendix) assumed
43% of NextWave’s
spectrum was unusable
(i.e., an even higher
percentage versus the
Clearwire math shown
to the left)
(a)
Mt. Kellett suggested a
range of $6 - $9 billion
(see Appendix)
No corporate level taxes apply to the Sprint offer for Clearwire
If you assume 30% of Clearwire's spectrum is of limited and restricted use (see page 11) vs. 43% for
NextWave, then Sprint's $2.97 offer is $0.31/Mhz POP (i.e. equivalent to Mount Kellett's suggested after-tax pricing)
Parameter
12/14 Mount
Kellett Letter Sprint Proposal
Adjustment
Required for $2.97
offer to equal
$0.31 / MHz POP
Core Spectrum 9,000
Excess Spectrum 9,000
Gross Spectrum Value $18,000 $10,060
Taxes on Excess Spectrum (3,600)
After-Tax Firm Value $14,417 $10,060 $10,060
Less: Net Debt
(3,288)
(3,794)
Less: Leases (1,900) (1,800)
Equity Value $9,229 $4,466
Shares 1,465 1,504
Value / Share $6.30 $2.97 $2.97
MHz POPs (313mm POPs x 151 MHz) 47,000 47,000 32,795
Firm Value / MHz POP $0.38 $0.21
After-Tax FV/MHz POP 0.31 0.21 $0.31
Implied Adjustment %
30%

Bankruptcy is a Terrible Outcome for All Clearwire Debt and Equity Holders
The outcome of any bankruptcy will likely be driven by the average price paid for all of the spectrum
Approximately 25% of the 2.5 GHz spectrum has limited and restricted use for mobile services due to license conditions or interference
Other offers have been only for premium spectrum
“Outstanding proposals for Clearwire's spectrum are for premium portfolios of either primarily owned spectrum or leased spectrum concentrated in metro markets; Clearwire is unlikely to have buyer interest for all 47 billion MHz-POPs of spectrum above the $0.21/MHz-POP value implied by Sprint proposal”
(1)
Breaking the spectrum into blocks and selling to more than one buyer will require significant additional spectrum to be devoted to guard bands
Bankruptcy “unlikely to yield value to shareholders exceeding $2.97 per share”
Today, the Clearwire bonds trade at a premium; in bankruptcy, at best, the bonds receive par
(1) Letter to shareholders from John Stanton filed as attachment to Form 8-K on May 6, 2013.
(2) Page 41 of April 23, 2013 Proxy statement.
(3) Page 44 of April 23, 2013 Proxy statement.
“the [Special Committee’s] belief that a sale of Clearwire as a whole yields a higher value for stockholders of Clearwire than if the Company were to be sold in parts as (i) Clearwire’s assets, which consist primarily of owned and leased spectrum, are worth more as an integrated whole than if sold as individual components and (ii) a sale of Clearwire’s assets would result in a significant tax obligation to Clearwire, which would significantly reduce the net proceeds to
Clearwire of any such sale”
(3)
(2)

Selected Precedent Fiber Bankruptcies

Selected Precedent Wireless Bankruptcies

Sprint

Precedent Telecom Bankruptcies Suggest Equity Recovery is Rare
Company Date Filed Date of Exit Time Elapsed Value to Equity
Holders
WorldCom 07/21/2002 4/20/2004 21 months None
Global Crossing 01/28/2002 12/09/2003 23 months None
MFN 05/20/2002 09/08/2003 15 months None
Leap 04/13/2003 08/17/2004 18 months None
Lightsquared 05/14/2012 -- -- --
TerreStar 02/16/2011 3/7/2013 25 months None
Nextel
International
5/24/2002 11/20/2002 6 months None
Source: Company Filings, CapitalIQ and News.

A “No” Vote to Sprint’s Offer Could Lead to Substantial Dilution for Clearwire’s Shareholders
Significant ongoing capital needs ($8.4bn per the SCC case)
Funding will be dilutive (e.g. Crest and Aurelius terms contemplated a $2 / share exchange price)
Morgan Stanley research suggested a $1.00 per share value (published 1/29/2013)
“…we would be back to the liquidity driven deadlines with downside risk to the Clearwire stock price as cash balances dwindle and debt maturities loom…” (Morgan Stanley research 1/29/13)
Sprint reserves all of its rights as the majority shareholder and could contemplate changes to the Clearwire board
Sprint standstill expires on November 28, 2013

Conclusion
Sprint’s $2.97 / share offer provides full value to Clearwire’s shareholders
$2.97 / share is at or above the vast majority of analyst target prices
$2.97 / share is at or above comparable precedent spectrum transaction multiples
Clearwire’s “MCC Case” is not achievable and its operating assumptions and DCF values are unrealistic
– $2.97 / share is above the DCF values of the “SCC Case”
Mount Kellett’s pricing for Clearwire is not appropriately adjusted
– On an “apples to apples” basis, Mount Kellett’s own math supports the $2.97 /
share offer
Bankruptcy is a terrible outcome for all Clearwire debt and equity holders
– Highly unlikely to lead to $2.97 / share in equity value (per Clearwire
Management)
– Precedent telecom bankruptcies suggest equity recovery is rare
A “No” vote to Sprint’s offer could lead to substantial dilution for Clearwire’s shareholders

15 Appendix

Approaches to NextWave
Price
($mm)
MHz-
POPs
(mm)
(1)
Price /
MHz-
POP Spectrum Bands
Includes All Spectrum $600 4,241 $0.14 Includes all NextWave spectrum
Excludes Canada and EBS /
BRS
600 2,843 0.21
Excludes 1.4bn MHz-POPs of Canadian WCS and EBS / BRS spectrum, which was given to NextWave bondholders
Guard Band Adjusted 600 1,607 0.37
Excludes Canadian WCS, EBS / BRS spectrum, and the C & D Blocks (assumed to be unusable due to guard band requirements)
Mount Kellett Letter – Values based on NextWave Precedent
December Mount Kellett
Letter to Clearwire
Board of Directors
(dated 12/14/12)
“As we explained in our November 1 letter, based on the AT&T/NextWave transaction, we believe Clearwire's spectrum to be worth at least $0.38 MHZ POP based on the implied price for useable spectrum held by NextWave. The value of just the excess spectrum held by the
Company is approximately $6 - $9bn.”
$25mm payable to the equity and $25mm in contingent
payments bring total cash consideration to $600mm.
(1) MHz-POP based on data provided in NextWave Proxy.
As presented by Centerview
(page 54 of the proxy)
Mount Kellet focus

BAML Target Price Reconciliation
Source: Wall Street Research, public filings.
Current shares
1Q ’13 Debt
1Q ’13 Cash
Actual MHz-POPs
Current Leases
Based on the
10/29/12 report
Sprint Offer
BAML Target
Price
BAML Implied
Target Price @
$0.226 / MHz-POP
Price per Share $2.97 $4.00 $3.36
Shares
1,504 1,459 1,504
Equity Value $4,466 $5,837 $5,047
Plus: Debt 4,591 4,198 4,591
Less: Cash (797) (885) (797)
Plus: Leases 1,800 1,400 1,800
Firm Value $10,060 $10,550 $10,640
MHz POPs 47,000 46,600 47,000
Firm Value / MHz POP $0.21 $0.226 $0.226